UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2023
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of principal executive offices) (Zip Code)
(503) 345-9399
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.    Results of Operations and Financial Condition.

On January 24, 2023, Vacasa, Inc. (the “Company”) confirmed there have been no changes to its previously issued fourth quarter 2022 Revenue and Adjusted EBITDA guidance ranges issued on November 9, 2022. The Company also reiterated its intention to strike a balance between growth and profitability and to closely manage its discretionary investments to achieve Adjusted EBITDA profitability in 2023, even against a wide range of macroeconomic outcomes.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On January 23, 2023, the Board of Directors of the Company approved a workforce reduction plan (the “Plan”) designed to align the Company’s expected cost base with its 2023 strategic and operating priorities and achieve Adjusted EBITDA profitability in 2023, even against a wide range of macroeconomic outcomes.

The Plan includes the elimination of approximately 1,300 positions across the Company, in both its local operations teams and central teams, representing approximately 17% of the workforce.

The Company estimates the aggregate pre-tax costs associated with the Plan to be approximately $5 million, primarily consisting of severance payments of approximately $4 million and employee benefits and related costs of approximately $1 million. The Company expects to incur substantially all of these charges in the first and second quarter of 2023. All of these costs will result in future cash expenditures. The Company expects the reduction in force to be substantially complete by the second quarter of 2023. The estimates of costs and expenses that the Company expects to incur in connection with the Plan are subject to a number of assumptions and actual results may differ materially.

Item 7.01.    Regulation FD Disclosure.

On January 24, 2023, Rob Greyber, the Company’s Chief Executive Officer, sent an email to employees discussing the Plan. A copy of the email is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “designed,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, the number of positions affected by the Plan, and the estimated charges associated with, and the timeframe for completion of, the Plan, as well as assumptions relating to the foregoing. These forward-looking statements reflect the Company’s current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements.
Due to known and unknown risks, actual results may differ materially from the Company’s expectations and projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: uncertainties regarding the timing and costs of the Plan and the Company’s ability to achieve the expected benefits from the Plan; the Company’s ability to achieve profitability; the Company’s ability to manage and sustain its growth; the effects of the COVID-19 pandemic, including as a result of new strains or variants of the virus, on the Company’s business, the travel industry, travel trends, and the global economy generally; the effects of global economic and capital markets conditions, such as rising energy prices, inflation and interest rates, on the Company’s business, the travel industry, travel trends, and the global economy generally; the Company’s expectations regarding its financial performance, including its revenue, costs, and Adjusted EBITDA; the Company’s ability to attract and retain homeowners and guests; the Company’s ability to compete in its industry; the Company’s expectations regarding the resilience of its model, including in areas such as domestic travel, short-distance travel, and travel outside of top cities; the effects of seasonal trends on its results of operations; the Company's potential for future impairment of its long-lived assets or goodwill; the Company’s ability to make required payments under its credit agreement and to comply with the various requirements of its indebtedness; the Company’s ability to effectively manage its exposure to fluctuations in foreign currency exchange rates; the anticipated increase in expenses associated with being a public company; anticipated trends, developments, and challenges in the Company’s industry, business, and the highly competitive markets in which it operates; the sufficiency of the Company’s cash and cash equivalents to meet its liquidity needs; the Company’s ability to anticipate market needs or develop new or enhanced offerings and services to meet those needs; the Company’s ability to expand into new markets and businesses, expand its range of homeowner services and pursue strategic acquisition and partnership opportunities; the Company’s ability to acquire and integrate companies and assets; the Company’s ability to manage expansion into international markets; the Company’s ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to its business both in the United States and internationally and its expectations regarding various laws and restrictions that relate to its business; the Company’s expectations regarding its tax liabilities and the adequacy of its reserves; the Company’s ability to effectively manage its growth and expand its infrastructure and maintain its corporate culture; the Company’s ability to identify, recruit, and retain skilled personnel, including key members of senior management; the effects of labor shortages and increases in wage and labor costs in its industry; the safety, affordability, and convenience of the Company’s platform and its offerings; the Company’s ability to keep pace with technological and competitive developments; the Company’s ability to maintain and enhance brand awareness; the Company’s ability to successfully defend litigation brought against it and its ability to secure adequate insurance coverage to protect the business and operations; and the Company’s ability to maintain, protect, and enhance its intellectual property.
You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

(d): Exhibits:

Exhibit No.    Description

99.1        Email to Company Employees dated January 24, 2023

104        Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Jamie Cohen
Name:	Jamie Cohen
Title:	Chief Financial Officer

Date:    January 24, 2023